Exhibit 99.2

November 3, 2016 Management Presentation Third Quarter 2016 Results

2 FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation, including our “ 2016 Financial Outlook”, contains forward - looking statements . The Company’s representatives may also make forward - looking statements orally from time to time . Statements in this presentation that are not historical facts, including statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined below . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with the SEC’s ongoing investigation and the related class action litigation claims ; • risks associated with severe effects of international, national and regional economic downturn ; • the Company’s ability to attract new clients and retain existing clients; • the spending patterns and financial success of the Company’s clients; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent pa yme nt obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the successful completion and integration of acquisitions which compliment and expand the Company’s business capabilities; an d • foreign currency fluctuations. The Company’s business strategy includes ongoing efforts to engage in acquisitions of ownership interests in entities in the marketing communications services industry . The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership . At any given time the Company may be engaged in a number of discussions that may result in one or more acquisitions . These opportunities require confidentiality and may involve negotiations that require quick responses by the Company . Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10 - K under the caption “Risk Factors” and in the Company’s other SEC filings .

3 THIRD QUARTER 2016 SUMMARY » Diminished 2H topline recovery due to a lack of client decisions on incremental new assignments and a select client loss » Revenue growth driven by strong traction in Media and International, and continued strength in Data & Analytics » 2H profitability impacted by actions to align cost base, including incremental severance and real estate consolidation costs » Healthy cash generation in 3Q, due to favorable seasonal working capital trends, and despite $15 million of Deferred Acquisition Consideration payments » Suspension of quarterly dividend to refocus capital allocation on long - term value - creating initiatives and accelerated de - leveraging » Rebasing near - term expectations: lowering full year 2016 financial guidance, pipeline and management actions positions company for stronger 2017 » Advisor hired to assist in evaluating financial and capital structure strategy Note: See appendix for definitions of non - GAAP measures

4 » Revenue increased 6.3% to $349.3 million from $328.4 million » Organic revenue growth of 2.7%, after a 30 basis points benefit from increased billable pass - through costs » Net loss attributable to MDC Partners of ($33.5) million versus ($8.6) million, including a non - cash impairment charge of $29.6 million predominantly related to our experiential business » Adjusted EBITDA decreased 13.5% to $46.3 million from $53.5 million » Adjusted EBITDA margin 13.2% versus 16.3% a year ago » Net new business wins of $1.3 million » Adjusted EBITDA Available for General Capital Purposes decreased 29.7% to $21.7 million from $30.9 million THIRD QUARTER 2016 FINANCIAL HIGHLIGHTS Note: See appendix for definitions of non - GAAP measures

5 » Revenue increased 2.9% to $995.3 million from $967.2 million » Organic revenue growth of 1.7%, after a 70 basis points reduction from decreased billable pass - through costs » Net loss attributable to MDC Partners of ($55.7) million versus ($11.1) million, including a non - cash impairment charge of $29.6 million predominantly related to our experiential business » Adjusted EBITDA decreased 8.4% to $121.0 million from $132.1 million » Adjusted EBITDA margin 12.2% versus 13.7% a year ago » Net new business wins of $58.0 million » Adjusted EBITDA Available for General Capital Purposes decreased 26.4% to $50.7 million from $68.9 million YEAR - TO - DATE FINANCIAL HIGHLIGHTS Note: See appendix for definitions of non - GAAP measures

6 CONSOLIDATED REVENUE AND EARNINGS Note: Actuals may not foot due to rounding (US$ in millions, except percentages) 2016 2015 2016 2015 Revenue 349.3$ 328.4$ 6.3% 995.3$ 967.2$ 2.9 % Operating Expenses Cost of services sold 235.7 212.9 10.7% 675.9 648.4 4.2 % Office and general expenses 83.3 78.8 5.7% 233.8 206.2 13.4 % Depreciation and amortization 11.4 13.1 (12.8) % 34.1 39.4 (13.5) % Goodwill impairment 29.6 - NM % 29.6 - NM % Operating Profit (Loss) (10.8) 23.6 (145.5) % 21.9 73.3 (70.2) % Other, net (6.0) (15.6) 9.5 (29.3) Interest expense and finance charges (16.5) (14.6) (49.3) (43.0) Loss on redemption of notes - - (33.3) - Interest income 0.2 0.1 0.6 0.3 Income tax (expense) benefit 0.5 1.2 (1.9) 0.6 Equity in earnings (losses) of non-consolidated affiliates 0.1 0.2 0.0 0.6 Income (loss) from Continuing Operations (32.5) (5.2) (52.5) 2.5 Income (loss) from discontinued operations, net of taxes - (1.3) - (6.3) Net loss (32.5) (6.5) (52.5) (3.8) Net income attributable to non- (1.1) (2.1) (3.2) (7.3) controlling interests Net loss Attributable to MDC Partners Inc. (33.5)$ (8.6)$ (55.7)$ (11.1)$ % Change Three Months Ended September 30, Nine Months Ended September 30, % Change

REVENUE SUMMARY

(US$ in millions, except percentages)

	Three Months Ended		Nine Months Ended	
	Revenue $	% Change	Revenue $	% Change
September 30, 2015	**$328.4**		**$967.2**	
Foreign Exchange	(2.0)	-0.6%	(8.2)	-0.8%
Acquisitions (Dispositions), net	14.1	4.3%	19.8	2.0%
Organic Revenue Growth (Decline)	8.8	2.7%	16.5	1.7%
Total Change	**20.8**	**6.3%**	**28.1**	**2.9%**
September 30, 2016	**$349.3**		**$995.3**	

- **Organic revenue growth of 2.7% in Q3 and 1.7% year-to-date**

The Reportable segment is comprised of our integrated advertising and media specialist agencies as well as public relations firms, including Allison + Partners, Anomaly, CPB, Doner, F&B, Hunter PR, KBS, MDC Media Partners, and 72andSunny, among others. The Other segment comprises our specialist marketing offerings such as direct marketing, sales promotion, market research, strategic communications, database and customer relationship management, data analytics and insights, corporate identity, design and branding, product and service innovation. Firms within the Other segment include Gale Partners, Kingsdale, Relevant, Team, Redscout and Y Media Labs.

Note: Actuals may not foot due to rounding

7

REVENUE BY GEOGRAPHY AND SEGMENT

(US$ in millions, except percentages)

	Three Months Ended September 30, 2016			Nine Months Ended September 30, 2016		
	Total Revenue	Total Growth	Organic Revenue Growth (Decline)	Total Revenue	Total Growth	Organic Revenue Growth (Decline)
United States	$274.5	1.5%	1.0%	$799.7	0.7%	-0.1%
Canada	30.2	2.3%	2.0%	92.3	-2.7%	1.8%
North America	*304.7*	*1.6%*	*1.1%*	*891.9*	*0.4%*	*0.1%*
Other	44.5	57.1%	19.1%	103.4	31.7%	19.4%
Total	**$349.3**	**6.3%**	**2.7%**	**$995.3**	**2.9%**	**1.7%**
Reportable Segment	$290.0	6.7%	2.1%	$822.8	2.3%	1.0%
All Other	59.3	4.8%	5.5%	172.6	6.0%	5.1%
Total	**$349.3**	**6.3%**	**2.7%**	**$995.3**	**2.9%**	**1.7%**

- **U.S. led by Technology & Data Science, Media and contribution from new business, partially offset by impact of prior client losses**
- **International strengthens to +19.1%, aided by Forsman & Bodenfors, due to broad strength across geographies and disciplines**

The Reportable segment is comprised of our integrated advertising and media specialist agencies as well as public relations firms, including Allison + Partners, Anomaly, CPB, Doner, F&B, Hunter PR, KBS, MDC Media Partners, and 72andSunny, among others. The Other segment comprises our specialist marketing offerings such as direct marketing, sales promotion, market research, strategic communications, database and customer relationship management, data analytics and insights, corporate identity, design and branding, product and service innovation. Firms within the Other segment include Gale Partners, Kingsdale, Relevant, Team, Redscout and Y Media Labs.

Note: Actuals may not foot due to rounding

8

9 Year - over - Year Growth by Category » Best performing sectors: Communications, Food & Beverage, Consumer Products » Diversification continues: Top 10 clients declined to 22.4% of revenue in Q3 2016 from 23.5% a year ago (largest <4%) REVENUE BY CLIENT INDUSTRY Q3 2016 2016 YTD Above 10% Communications, Food & Beverage, Consumer Products Communications, Food & Beverage 0% to 10% Automotive Consumer Products, Automotive Below 0% Retail, Financials, Healthcare, Technology Healthcare, Technology, Financials, Retail * Excludes discontinued operations Note: Actuals may not foot due to rounding. Year - over - year category growth shown on a reported basis. Q3 2016 Mix

10 » Adjusted EBITDA negatively impacted by actions to align costs, including incremental severance and real estate consolidation expenses ADJUSTED EBITDA 1 Adjusted EBITDA is a non GAAP measure. See schedules 2 through 5 of the Q3 2016 press release for a reconciliation of Net los s t o Adjusted EBITDA. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) 2016 2015 2016 2015 Advertising and Communications Group 53.4$ 63.9$ (16.5) % 148.9$ 168.6$ (11.7) % Reportable Segment 44.8 53.2 (15.7) % 120.2 138.1 (13.0) % All Other 8.6 10.8 (20.2) % 28.7 30.5 (5.9) % Corporate Group (7.1) (10.5) (31.8) % (28.0) (36.5) (23.4) % Adjusted EBITDA (1) 46.3$ 53.5$ (13.5) % 121.0$ 132.1$ (8.4) % margin 13.2% 16.3% 12.2% 13.7% % Change Three Months Ended September 30, Nine Months Ended September 30, % Change

11 ADJUSTED EBITDA AVAILABLE FOR GENERAL CAPITAL PURPOSES 1 Adjusted EBITDA is a non GAAP measure. See schedules 2 through 5 of the Q3 2016 press release for a reconciliation of Net los s t o Adjusted EBITDA. 2 Capital Expenditures, net represents capital expenditures net of landlord reimbursements. 3 Cash Interest, net & Other represents the cash interest paid for our borrowings, less interest income, adjusted for the quart er ly accrual of cash interest under our Senior Notes. See Appendix for reconciliation of amounts. 4 Adjusted EBITDA Available for General Capital Purposes is a non - GAAP measure, and represents funds available for repayment of d ebt, acquisitions, deferred acquisition consideration, dividends, and other general corporate initiatives. (US$ in millions) 2016 2015 2016 2015 Adjusted EBITDA (1) $46.3 $53.5 $121.0 $132.1 Net Income Attibutable to the Noncontrolling Interests ($1.1) ($2.1) ($3.2) ($7.3) Capital Expenditures, net (2) ($6.0) ($6.9) ($18.6) ($16.0) Cash Taxes ($2.0) ($0.7) ($2.8) ($1.4) Cash Interest, net & Other (3) ($15.5) ($12.9) ($45.7) ($38.4) Adjusted EBITDA Available for General Capital Purposes (4) $21.7 $30.9 $50.7 $68.9 Three Months Ended September 30, Nine Months Ended September 30,

12 Note: Actuals may not foot due to rounding SUMMARY OF CASH FLOW Note: Actuals may not foot due to rounding (US$ in millions) 2016 2015 Cash flows used in continuing operating activities ($58.9) ($9.1) Discontinued operations 0.0 (1.3) Net cash used in operating activities ($58.9) ($10.5) Cash flows used in continuing investing activities ($14.7) ($42.7) Discontinued operations 0.0 17.1 Net cash used in investing activities ($14.7) ($25.6) Cash flows provided by (used in) continuing financing activities $32.7 ($63.6) Discontinued operations 0.0 (0.0) Net cash provided by (used in) financing activities $32.7 ($63.7) Effect of exchange rate changes on cash and cash equivalents $1.2 $2.2 Net decrease in cash and cash equivalents ($39.7) ($97.6) Nine Months Ended June 30,

13 2016 FINANCIAL OUTLOOK Revenue Adjusted EBITDA Adjusted EBITDA Available for General Capital Purposes Implied Adjusted EBITDA Margin $1.326 billion $197.7 million $113.4 million 14.9% $1.365 to $1.375 billion $170 to $180 million $75 to $85 million 12.4% to 13.2% +2.9% to +3.7% - 14.0% to - 8.9% - 33.9% to - 25.0% - 250 to - 170 basis points 2015 Actuals Implied Year over Year Change Revised 2016 Guidance $1.390 to $1.420 billion $205 to $215 million $110 to $120 million 14.7% to 15.1% Prior 2016 Guidance Note: See appendix for definitions of non - GAAP measures

14 Note: Actuals may not foot due to rounding ADJUSTED EBITDA GUIDANCE BRIDGE Note: Actuals may not foot due to rounding $175 $7 $3 $10 $15 $210 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 Prior 2016 Adjusted EBITDA Guidance Incremental severance Real estate consolidation Delayed cost cuts Negative leverage on softer 2H revenue Revised 2016 Adjusted EBITDA Guidance Over $30 million of run rate cost savings

15 APPENDIX

16 Note: Actuals may not foot due to rounding REVENUE TRENDING SCHEDULE (US$ in thousands, except percentages) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 YTD Revenue United States $228,833 $243,128 $249,128 $272,385 $993,474 $252,018 $271,375 $270,511 $291,147 $1,085,051 $252,198 $272,991 $274,506 $799,696 Canada 30,913 39,028 38,052 42,397 150,390 29,825 35,432 29,560 34,221 129,038 28,406 33,614 30,233 92,253 North America 259,746 282,156 287,180 314,782 1,143,864 281,843 306,807 300,071 325,368 1,214,089 280,604 306,605 304,740 891,949 Other 15,108 17,200 22,211 25,129 79,648 20,379 29,799 28,344 33,645 112,167 28,437 30,442 44,515 103,394 Total $274,854 $299,356 $309,391 $339,911 $1,223,512 $302,222 $336,606 $328,415 $359,013 $1,326,256 $309,042 $337,047 $349,254 $995,343 % of Revenue United States 83.3% 81.2% 80.5% 80.1% 81.2% 83.4% 80.6% 82.4% 81.1% 81.8% 81.6% 81.0% 78.6% 80.3% Canada 11.2% 13.0% 12.3% 12.5% 12.3% 9.9% 10.5% 9.0% 9.5% 9.7% 9.2% 10.0% 8.7% 9.3% North America 94.5% 94.3% 92.8% 92.6% 93.5% 93.3% 91.1% 91.4% 90.6% 91.5% 90.8% 91.0% 87.3% 89.6% Other 5.5% 5.7% 7.2% 7.4% 6.5% 6.7% 8.9% 8.6% 9.4% 8.5% 9.2% 9.0% 12.7% 10.4% Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Total Growth % United States 14.6% 12.6% 13.6% 15.6% 14.1% 10.1% 11.6% 8.6% 6.9% 9.2% 0.1% 0.6% 1.5% 0.7% Canada -3.6% 15.0% 12.3% 18.6% 10.9% -3.5% -9.2% -22.3% -19.3% -14.2% -4.8% -5.1% 2.3% -2.7% North America 12.1% 12.9% 13.4% 16.0% 13.7% 8.5% 8.7% 4.5% 3.4% 6.1% -0.4% -0.1% 1.6% 0.4% Other 33.5% 33.8% 55.8% 40.4% 41.4% 34.9% 73.2% 27.6% 33.9% 40.8% 39.5% 2.2% 57.1% 31.7% Total 13.1% 13.9% 15.7% 17.5% 15.2% 10.0% 12.4% 6.1% 5.6% 8.4% 2.3% 0.1% 6.3% 2.9% Organic Revenue Growth (Decline) % United States 12.0% 9.5% 7.7% 10.5% 9.9% 6.9% 6.6% 6.1% 5.9% 6.4% -1.2% -0.1% 1.0% -0.1% Canada -2.2% 3.5% 14.0% 22.1% 9.7% 3.2% 2.1% -5.5% -4.3% -1.4% 4.5% -0.6% 2.0% 1.8% North America 10.0% 8.7% 8.5% 12.1% 9.9% 6.5% 6.0% 4.6% 4.5% 5.4% -0.6% -0.1% 1.1% 0.1% Other 29.0% 27.8% 37.4% 19.5% 27.8% 23.7% 45.5% 20.0% 39.9% 31.9% 41.4% 4.7% 19.1% 19.4% Total 10.9% 9.6% 10.1% 12.5% 10.8% 7.4% 8.3% 5.7% 7.2% 7.1% 2.2% 0.3% 2.7% 1.7% Growth % from Foreign Exchange United States 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Canada -8.6% -6.1% -4.7% -7.6% -6.7% -11.2% -11.3% -16.8% -15.0% -13.7% -9.3% -4.6% 0.3% -4.5% North America -1.2% -0.8% -0.6% -1.0% -0.9% -1.3% -1.6% -2.2% -2.0% -1.8% -1.0% -0.5% 0.0% -0.5% Other 4.5% 6.0% 2.2% -5.7% 1.0% -12.5% -16.5% -11.7% -7.6% -12.1% -4.3% -3.0% -7.4% -4.9% Total -0.9% -0.5% -0.5% -1.3% -0.8% -2.0% -2.4% -2.9% -2.4% -2.5% -1.2% -0.7% -0.6% -0.8% Growth % from Acquisitions (Dispositions), net United States 2.6% 3.1% 5.9% 5.1% 4.2% 3.2% 5.0% 2.5% 1.0% 2.8% 1.3% 0.7% 0.4% 0.8% Canada 7.2% 17.6% 3.0% 4.1% 7.9% 4.5% 0.0% 0.0% 0.0% 0.9% 0.0% 0.0% 0.0% 0.0% North America 3.3% 5.0% 5.5% 5.0% 4.7% 3.4% 4.3% 2.1% 0.8% 2.6% 1.2% 0.6% 0.4% 0.7% Other 0.0% 0.0% 16.2% 26.6% 12.5% 23.8% 44.2% 19.3% 1.6% 21.0% 2.4% 0.5% 45.3% 17.2% Total 3.1% 4.8% 6.1% 6.3% 5.1% 4.5% 6.6% 3.4% 0.9% 3.8% 1.3% 0.6% 4.3% 2.0% 2014 2015 2016 Note: Actuals may not foot due to rounding

ADJUSTED EBITDA TRENDING SCHEDULE

(US$ in thousands, except percentages)

	2015					2016			
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YTD
ADVERTISING AND COMMUNICATIONS GROUP									
Revenue	$302,222	$336,606	$328,415	$359,013	$1,326,256	$309,042	$337,047	$349,254	$995,343
Operating profit (loss)	26,013	54,372	43,419	13,478	137,282	21,678	36,868	(3,700)	54,846
Depreciation and amortization	11,854	13,554	12,749	12,292	50,449	10,823	10,926	11,053	32,802
Goodwill impairment	-	-	-	-	-	-	-	29,631	29,631
Stock-based compensation	3,500	4,863	2,660	4,033	15,056	3,881	4,880	4,623	13,384
Acquisition deal costs	284	255	108	58	704	65	402	639	1,106
Deferred acquisition consideration adjustments	2,248	(12,741)	4,927	41,913	36,347	6,327	(299)	11,152	17,180
Distributions from non-consolidated affiliates	334	176	67	102	679	-	-	-	-
Other items, net		-	-	-	-	-	-	-	-
Adjusted EBITDA	**$44,233**	**$60,479**	**$63,930**	**$71,876**	**$240,517**	**$42,774**	**$52,777**	**$53,398**	**$148,949**
REPORTABLE SEGMENT									
Revenue	$253,473	$279,044	$271,882	$297,276	$1,101,675	$258,067	$274,707	$289,988	$822,762
Operating profit (loss)	25,666	42,149	39,418	28,356	135,589	20,042	27,260	20,834	68,136
Depreciation and amortization	7,744	8,647	8,095	8,014	32,500	7,151	7,241	10,070	24,462
Goodwill impairment	-	-	-	-	-	-	-	-	-
Stock-based compensation	2,246	3,660	1,857	2,468	10,231	3,751	3,979	3,337	11,067
Acquisition deal costs	284	216	87	14	601	65	402	639	1,106
Deferred acquisition consideration adjustments	1,675	(7,634)	3,669	20,265	17,975	4,167	1,368	9,918	15,453
Distributions from non-consolidated affiliates	304		30	69	403	-	-	-	-
Other items, net	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$37,919**	**$47,038**	**$53,156**	**$59,186**	**$197,299**	**$35,176**	**$40,250**	**$44,798**	**$120,224**
ALL OTHER									
Revenue	$48,749	$57,562	$56,533	$61,737	$224,581	$50,975	$62,340	$59,266	$172,581
Operating profit (loss)	347	12,223	4,001	(14,878)	1,693	1,636	9,608	(24,534)	(13,290)
Depreciation and amortization	4,110	4,907	4,654	4,278	17,949	3,672	3,685	983	8,340
Goodwill impairment	-	-	-	-	-	-	-	29,631	29,631
Stock-based compensation	1,254	1,203	803	1,565	4,825	130	901	1,286	2,317
Acquisition deal costs	-	39	21	44	104	-	-	-	-
Deferred acquisition consideration adjustments	573	(5,107)	1,258	21,648	18,372	2,160	(1,667)	1,234	1,727
Distributions from non-consolidated affiliates	30	176	37	33	276	-	-	-	-
Other items, net	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$6,314**	**$13,441**	**$10,774**	**$12,690**	**$43,219**	**$7,598**	**$12,527**	**$8,600**	**$28,725**

Note: Actuals may not foot due to rounding

17

ADJUSTED EBITDA TRENDING SCHEDULE (cont.)

(US$ in thousands, except percentages)

	2015					2016			
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YTD
CORPORATE GROUP									
Revenue	$0	$0	$0	$0	$0	$0	$0	$0	$0
Operating profit (loss)	(20,818)	(9,890)	(19,801)	(14,663)	(65,172)	(13,130)	(12,801)	(7,051)	(32,982)
Depreciation and amortization	446	453	337	538	1,774	397	510	359	1,266
Goodwill impairment	-	-	-	-	-	-	-	-	-
Stock-based compensation	945	451	606	738	2,740	804	650	605	2,059
Acquisition deal costs	590	587	620	411	2,208	488	505	167	1,160
Deferred acquisition consideration adjustments	-	-	-	-	-	-	-	-	-
Distributions from non-consolidated affiliates	8	112	30	7,122	7,272	-	-	1,247	1,247
Other items, net	5,762	(4,718)	7,751	(468)	8,327	1,486	252	(2,463)	(725)
Adjusted EBITDA	**($13,067)**	**($13,005)**	**($10,457)**	**($6,322)**	**($42,851)**	**($9,955)**	**($10,884)**	**($7,136)**	**($27,975)**
TOTAL									
Revenue	$302,222	$336,606	$328,415	$359,013	$1,326,256	$309,042	$337,047	$349,254	$995,343
Operating profit (loss)	5,195	44,482	23,618	(1,185)	72,110	8,548	24,067	(10,751)	21,864
Depreciation and amortization	12,300	14,007	13,086	12,830	52,223	11,220	11,436	11,412	34,068
Goodwill impairment	-	-	-	-	-	-	-	29,631	29,631
Stock-based compensation	4,445	5,314	3,266	4,771	17,796	4,685	5,530	5,228	15,443
Acquisition deal costs	874	842	728	469	2,912	553	907	806	2,266
Deferred acquisition consideration adjustments	2,248	(12,741)	4,927	41,913	36,347	6,327	(299)	11,152	17,180
Distributions from non-consolidated affiliates	342	288	97	7,224	7,951	-	-	1,247	1,247
Other items, net	5,762	(4,718)	7,751	(468)	8,327	1,486	252	(2,463)	(725)
Adjusted EBITDA	**$31,166**	**$47,474**	**$53,473**	**$65,554**	**$197,666**	**$32,819**	**$41,893**	**$46,262**	**$120,974**

Note: Actuals may not foot due to rounding

18

19 Note: Actuals may not foot due to rounding ACQUISITION REVENUE DETAIL (1) For the twelve months ended December 31, 2015, 2015 revenue from acquisitions was comprised of $32.0 million from 2014 acquis iti ons and $13.8 million from 2015 acquisitions. For the three months ended September 30, 2016, 2016 revenue from acquisitions was comprised of $1.6 million from 2015 acquisitions and $15.5 million fro m 2 016 acquisitions. For the nine months ended September 30, 2016, 2016 revenue from acquisitions was comprised of $10.9 million from 2015 acquisitions and $15.5 million from 2016 acquisitions. Note: Actuals may not foot due to rounding Reconciliation of Acquisitions (Dispositions), net to Revenue in the Statement of Operations (US$ in millions) 2015 FY Q1 Q2 Q3 YTD Acquisitions (Dispositions), net 46.3$ 3.8$ 1.9$ 14.1$ 19.8$ Revenue Growth (Decline), net 0.8 2.8 0.9 3.1 6.8 Foreign Exchange (1.3) (0.0) (0.0) (0.1) (0.1) Revenue from Acquisitions (1) 45.8$ 6.6$ 2.8$ 17.1$ 26.5$ 2016

RECONCILIATIONS

(US$ in millions)

	2015					2016			
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YTD
Other items, net									
SEC investigation and class action litigation expenses	$ 5,762	$ 3,882	$ 2,722	$ 1,340	$ 13,706	$ 1,486	$ 1,359	$ 767	$ 3,612
D&O insurance proceeds	-	-	-	(1,000)	(1,000)	-	(1,107)	(3,230)	(4,337)
CEO repayment for certain perquisites and expenses	-	(8,600)	(1,877)	(808)	(11,285)	-	-	-	-
CEO and CAO termination related expenses	-	-	6,906	-	6,906	-	-	-	-
Total other items, net	$ 5,762	$ (4,718)	$ 7,751	$ (468)	$ 8,327	$ 1,486	$ 252	$ (2,463)	$ (725)
Capital expenditures, net									
Capital expenditures	$ (5,656)	$ (3,848)	$ (8,161)	$ (5,910)	$ (23,575)	$ (5,539)	$ (7,909)	$ (6,275)	$ (19,723)
Landlord reimbursements	356	36	1,259	805	2,456	-	871	248	1,119
Total capital expenditures, net	$ (5,300)	$ (3,812)	$ (6,902)	$ (5,105)	$ (21,119)	$ (5,539)	$ (7,038)	$ (6,027)	$ (18,604)
Cash interest, net & other									
Cash interest paid	$ (367)	$ (25,401)	$ (590)	$ (26,308)	$ (52,666)	$ (25,703)	$ (1,212)	$ (1,063)	$ (27,978)
Bond interest accrual adjustment	(12,403)	12,403	(12,403)	12,403	-	11,995	(15,680)	(14,625)	(18,310)
Adjusted cash interest paid	(12,770)	(12,998)	(12,993)	(13,905)	(52,666)	(13,708)	(16,892)	(15,688)	(46,288)
Interest income	119	105	114	129	467	178	203	218	599
Other	-	-	-	-	-	-	-	-	-
Total cash interest, net & other	$ (12,651)	$ (12,893)	$ (12,879)	$ (13,776)	$ (52,199)	$ (13,530)	$ (16,689)	$ (15,470)	$ (45,689)

Note: Actuals may not foot due to rounding

20

21 AVAILABLE LIQUIDITY 1 1 Subject to available borrowings under the Credit Facility. (US$ in millions) September 30, 2016 December 31, 2015 Commitment Under Facility $325.0 $325.0 Drawn 70.5 - Undrawn Letters of Credit 4.6 5.0 Undrawn Commitments Under Facility $249.9 $320.0 Total Cash & Cash Equivalents 21.7 61.5 Liquidity $271.6 $381.5

22 Note: Actuals may not foot due to rounding CURRENT CREDIT PICTURE (1) These ratios and measures are not based on generally accepted accounting principles and are not presented as alternatives mea sur es of operating performance or liquidity. Some of these ratios and measures include, among other things, proforma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. They are presented here to demonstrate compliance with the covenants in the Credit Agreement, as non - compliance with such covenants could have a material adverse effect on the Company. (2) Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. (3) Total Senior Leverage is a measure that includes borrowings under the Credit Agreement, outstanding letters of credit, less c ash held in depository accounts, as defined in the Credit Agreement (4) Net Debt is a measure that includes borrowings under the Credit Agreement, the Senior Notes, other outstanding debt and lette rs of credit, less cash held in depository accounts, as defined in the Credit Agreement. Net Debt does not include Deferred Acquisition Consideration with the exception of certain fixed components ($2.4 mil lion as of September 30, 2016, and $10.1 million as of December 31, 2015), and it does not include minority interest. (5) Based on borrowings as of September 30, 2016. Excludes capital leases, other outstanding debt and letters of credit, and Defe rre d Acquisition Consideration. Note: Actuals may not foot due to rounding Current Debt Maturity Profile (5) $325 million Credit Facility Covenants (1) (US$ in millions) September 30, December 31, 2016 2015 Covenants I. Total Senior Leverage Ratio 0.4 (0.2) Maximum per covenant 2.0 2.0 II. Total Leverage Ratio 4.8 3.4 Maximum per covenant 5.5 5.5 III. Fixed Charges Ratio 2.3 2.7 Minimum per covenant 1.0 1.0 IV. Covenant EBITDA (2) $201.3 $210.6 Minimum per covenant 105.0 105.0 Debt Calculation Total Senior Leverage, net (3) $69.8 ($39.6) Net Debt (4) 972.5 706.2 Twelve Months Ended

23 TEMPORAL PUT OBLIGATIONS AND IMPACT ON EBITDA 1 This amount is in addition to ( i ) $43.2 million of options to purchase only exercisable upon termination not within the control of the Company, or death, and (i i) the excess of the initial redemption value recorded in Redeemable Noncontrolling Interests over the amount the Company would be required to pay to the holders should the Company acquire the remaining ownership interests of $3.7 million. Incremental (US$ in millions) Cash Stock Total Income in Period 2016 2.6 0.0 2.6 1.6 2017 3.6 0.0 3.6 0.0 2018 2.3 0.1 2.4 1.9 2019 1.2 0.0 1.2 0.0 Thereafter 3.5 0.0 3.5 1.9 Total $13.2 $0.1 $13.3(1) $5.4 Effective Multiple 2.5x Estimated Put Impact at September 30, 2016 Payment Consideration

24 DEFINITION OF NON - GAAP MEASURES Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of the following calculation: ( i ) the change in revenue during the relevant time period, less (ii) for each business acquired in the current year, the incremental impact on revenue for the comparable period prior to the Company’s ownership of such acquired business, less revenue from each business acquired by the Company in the previous year through the twelve month anniversary of the Company’s ownership, plus (iii) for each business disposed of in the current year, the incremental impact on revenue for the comparable period after the Company’s disposition of such disposed business, plus revenue from each business disposed of by the Company in the previous year through the twelve month anniversary of the Company’s disposition, less (iv) foreign exchange impacts. Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. Adjusted EBITDA: Adjusted EBITDA is a non - GAAP measure that represents operating profit plus depreciation and amortization, stock - based compensation, acquisition deal costs, deferred acquisition consideration adjustments, distributions from non - consolidated affiliates, and other items. Adjusted EBITDA Available for General Capital Purposes: Adjusted EBITDA Available for General Capital Purposes: Adjusted EBITDA Available for General Capital Purposes is a non - GAAP measure that represents Adjusted EBITDA less net income attributable to the noncontrolling interests, capital expenditures net of landlord reimbursements, cash taxes, and cash interest, net & other. Note: A reconciliation of Non - GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on November 3, 2016.

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November 3, 2016 Management Presentation Third Quarter 2016 Results